Interest and other income	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Interest and Other Income	Interest and other income

$ million
	2023	2022	2021
Interest income	2,313	1,046	511
Dividend income (from investments in equity securities)	49	216	91
Net gains on sale and revaluation of non-current assets and businesses	257	642	5,995
Net foreign exchange (losses)/gains on financing activities	(458)	(340)	118
Other	677	(649)	341
Total	2,838	915	7,056
Other includes amounts recognised in respect of sublease income from partners in joint operations (2023: $418 million, 2022: $319 million, 2021: $313 million).
In 2022, Other included the full write-down of the Nord Stream 2 loan amounting to $1,126 million as a result of Shell's withdrawal from Russian oil and gas activities. In 2021, net gains on sale of non-current assets and businesses arose mainly in respect of gains on the sale of Integrated Gas assets in Australia and Norway, and Upstream assets in the USA and Nigeria